UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Family Dollar Stores, Inc,.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

FAMILY DOLLAR STORES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 19, 2006

TO THE SHAREHOLDERS:

The Annual Meeting of Shareholders of Family Dollar Stores, Inc. (the “Company”) will be held at 2:00 p.m. on Thursday, January 19, 2006, at the office of the Company at 10401 Monroe Road, Matthews, North Carolina 28201-1017, for the following purposes:

(1)	To elect a Board of seven directors;

(2)	To consider and vote upon a proposal to adopt the Family Dollar Stores, Inc. 2006 Incentive Plan;

(3)

To ratify the action of the Audit Committee of the Board of Directors in appointing PricewaterhouseCoopers LLP as independent registered public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the current fiscal year; and

(4)	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on November 22, 2005, as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The voting list of Shareholders will be available for inspection in accordance with the Company’s Bylaws at the Company’s office at 10401 Monroe Road, Matthews, North Carolina, at least ten days prior to the Annual Meeting.

Each Shareholder who does not plan to attend the Annual Meeting is requested to sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. Alternatively, Shareholders may vote by touch-tone telephone by calling the toll-free number printed on the proxy card and following the recorded instructions. In addition, Shareholders may vote through the internet by visiting www.proxyvote.com and following the online instructions. Shareholders will need the control number that appears on the enclosed proxy card when voting by telephone or through the internet.

By Order of the Board of Directors

JANET G. KELLEY
Senior Vice President
General Counsel and Secretary

Matthews, North Carolina

November 30, 2005

FAMILY DOLLAR STORES, INC.

Post Office Box 1017

Charlotte, North Carolina 28201-1017

PROXY STATEMENT

This Proxy Statement is furnished to the holders of the Common Stock (the “Common Stock”) of Family Dollar Stores, Inc. (the “Company”) in connection with the solicitation, on behalf of the Board of Directors of the Company, of proxies to be voted at the Annual Meeting of Shareholders to be held on January 19, 2006, or any adjournments thereof (the “Annual Meeting”). This Proxy Statement and the enclosed proxy were first sent to Shareholders on or about November 30, 2005.

The enclosed proxy is for use at the Annual Meeting if the Shareholder will not attend in person. Any Shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Secretary of the Company or by attending the Annual Meeting and voting. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. Unless you indicate otherwise on your proxy card, the proxies will be voted FOR:

1.     The election to the Board of Directors of the seven nominees named in the Proxy Statement (Proposal No. 1);

2.     The proposal to approve the Family Dollar Stores, Inc. 2006 Incentive Plan (the “2006 Plan”) (Proposal No. 2); and

3.     The ratification of the action of the Audit Committee of the Board of Directors in appointing PricewaterhouseCoopers LLP as independent registered public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the current fiscal year (Proposal No. 3).

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary for a quorum at the Annual Meeting. Directors are elected by a plurality of the votes of shares present in person or represented by proxy at the Annual Meeting. The approval of the 2006 Plan requires the affirmative vote of a majority of shares entitled to vote on the proposal and present or represented by proxy at the Annual Meeting. In addition, to satisfy requirements of the New York Stock Exchange (“NYSE”), the 2006 Plan must be approved by a majority of the votes cast, and the total votes cast must represent over fifty percent (50%) of all outstanding Common Stock. The ratification of the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of shares entitled to vote on the proposal and present or represented by proxy at the Annual Meeting.

Abstentions will be counted for the purpose of determining the existence of a quorum and will have the same effect as a negative vote on matters other than the election of directors.  Abstentions are not relevant to the election of directors. If a nominee holding shares for a beneficial owner indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter or otherwise does not vote such shares (a “broker non-vote”), those shares will not be considered present and entitled to vote with respect to that matter, but will be counted for the purpose of determining the existence of a quorum. For the purpose of the NYSE requirement that the total votes cast on the proposal to approve the 2006 Plan be over fifty percent (50%) of all outstanding shares, abstentions will count as a negative vote cast but broker non-votes will not.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. Directors, officers and employees of the Company may solicit proxies personally or by mail, telephone or facsimile. In addition, arrangements may be made with brokerage firms, banks and other custodians, nominees and fiduciaries to send proxy material to their principals. The Company will reimburse these institutions for their reasonable costs in doing so. Though the Company has no such plans at this time, the Company may subsequently decide to retain a professional proxy solicitation service, the cost of which would be borne by the Company.

Only the record holders of Common Stock at the close of business on November 22, 2005, will be entitled to vote at the Annual Meeting. On such date, 155,265,413 shares of Common Stock were outstanding and Shareholders will be entitled to one vote for each share held.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, seven directors are to be elected to serve until the next annual meeting of Shareholders or until their respective successors are elected and qualified. The number of directors is established by the Board of Directors pursuant to the Company’s Bylaws. Votes cast pursuant to the enclosed proxy will be cast for the election of the seven nominees named below unless authority is withheld. All seven nominees are now members of the Board of Directors. If for any reason any nominee shall not be a candidate for election as a director at the Annual Meeting (an event that is not now anticipated), the enclosed proxy will be voted for such substitute as shall be designated by the Board of Directors.

The Board of Directors met four times and acted by unanimous written consent in lieu of meeting on one occasion during the fiscal year ended August 27, 2005 (“fiscal 2005”). Each director attended all of the meetings of the Board and the Committees on which he or she served. Pursuant to Corporate Governance Guidelines adopted by the Board, Board members are expected to attend Board meetings on a regular basis and to attend the Annual Meeting of Shareholders. All of the nominees for election (who constituted the entire Board) attended the Company’s last annual meeting.

The following information is furnished with respect to the seven nominees. The Board of Directors has determined that each of the nominees, other than Messrs. Levine and Mahoney, are independent directors within the meaning of the NYSE listing standards.

Mark R. Bernstein, age 75, has served as a director since 1980. He is Of Counsel with the law firm of Parker, Poe, Adams & Bernstein L.L.P. Prior to his January 2002 retirement, he was a partner in the law firm for more than the preceding five years. Mr. Bernstein was elected as the Lead Director of the Board of Directors in August 2004. He is the Chairman of the Nominating/Corporate Governance Committee and a member of the Compensation Committee.

Sharon Allred Decker, age 48, has served as a director since 1999. Mrs. Decker has been the CEO of The Tapestry Group, LLC, a consulting, communications and marketing firm since September 2004. From April 2003 to August 2004, she was President of The Tanner Companies, a manufacturer and retailer of apparel. From August 1999 to March 2003, she was President of Doncaster, a division of The Tanner Companies. Doncaster is a direct sales organization selling a high-end line of women’s apparel. From January 1997 to July 1999, she was President and Chief Executive Officer of The Lynnwood Foundation, which created and now manages a conference facility and leadership institute. Mrs. Decker also is a director of Coca-Cola Bottling Co. Consolidated. Mrs. Decker serves on the Compensation and the Nominating/Corporate Governance Committees.

Edward C. Dolby, age 60, has served as a director since 2003. He has been the President of The Edward C. Dolby Strategic Consulting Group, LLC since September 2002, when he established the company to engage in business consulting. Prior to his retirement in December 2001, Mr. Dolby was employed by Bank of America Corporation for 32 years, where his positions included President of the North Carolina and South Carolina Consumer and Commercial Bank. Mr. Dolby is a member of the Audit Committee.

Glenn A. Eisenberg, age 44, has served as a director since 2002. He is the Executive Vice President - Finance and Administration of The Timken Company, a position he has held since January 2002. The Timken Company is an international manufacturer of highly engineered bearings and alloy steels and a provider of related products and services. From 1990 to 2001, Mr. Eisenberg was employed by United Dominion Industries, an international manufacturer of proprietary engineered products, where he held various positions, including President and Chief Operating Officer from December 1999 to May 2001. He is also a director of Alpha Natural Resources, Inc. Mr. Eisenberg is the Chairman of the Audit Committee and the Board of Directors has determined that he is an “audit committee financial expert,” as defined by the applicable rules of the Securities and Exchange Commission (the “SEC”).

Howard R. Levine, age 46, has served as a director since 1997. He was employed by the Company in various capacities in the Merchandising Department from 1981-1987, including employment as Senior Vice President – Merchandising and Advertising. From 1988 to 1992, Mr. Levine was President of Best Price Clothing Stores, Inc., a chain of ladies’ apparel stores. From 1992 to April 1996, he was self-employed as an investment manager. He rejoined the Company in April 1996, and was elected Vice President-General Merchandise Manager: Softlines in April 1996, Senior Vice President-Merchandising and Advertising in September 1996, President and Chief Operating Officer in April 1997, Chief Executive Officer in August 1998, and Chairman of the Board in January 2003. Mr. Levine is the son of Leon Levine, the former Chairman of the Board and founder of the Company, who retired in January 2003.

George R. Mahoney, Jr., age 63, has served as a director since 1987. He was employed by the Company as General Counsel in 1976 and served as the Executive Vice President, General Counsel and Secretary of the Company from 1991 until his retirement in May 2005.

James G. Martin, age 69, has served as a director since 1996. He has been associated with the Carolinas HealthCare System since January 1993, where he currently serves as a Corporate Vice President. He served as Governor of the State of North Carolina from 1985 to 1992 and was a member of the United States House of Representatives, representing the Ninth District of North Carolina, from 1973 until 1984. Dr. Martin is also a director of Duke Energy Corporation and Palomar Medical Technologies, Inc. Dr. Martin also serves as Chairman of the Board of aaiPharma, Inc., which is currently reorganizing pursuant to Chapter 11 of the federal bankruptcy code. Dr. Martin serves on the Audit, Compensation and Nominating/Corporate Governance Committees and is the Chairman of the Compensation Committee.

Compensation of Directors

Directors who are not employees of the Company are paid $3,500 for each Board meeting attended and $750 for each Audit, Compensation and Nominating/Corporate Governance Committee meeting attended. The Chairman of the Audit Committee receives an additional $500 per meeting and the Chairman of each of the Compensation and Nominating/Corporate Governance Committees receive an additional $250 per meeting. Effective as of July 1, 2005, the Lead Director of the Board receives an additional annual cash retainer of $12,000. Pursuant to the Family Dollar 2000 Outside Directors Plan (the “Directors Stock Plan”), non-employee directors also receive an annual grant of shares of the Company’s Common Stock with a fair market value at the time of the grant of $20,000. The Board of Directors believes that the payment of a portion of the directors’ fees in the form of an annual grant of shares of the Company’s Common Stock supports the alignment of the directors’ interests with the interests of the Company’s Shareholders. Each of the current independent directors received a grant of 617 shares of Common Stock upon their re-election as directors in January 2005. In accordance with the Directors Stock Plan, Mr. Mahoney received a pro-rata grant of Common Stock equal to 510 shares upon his retirement in May 2005. Non-employee directors are required to maintain a level of equity interest in the Company equal to at least one-half of the cumulative number of shares of Common Stock of the Company awarded under the Directors Stock Plan since August 2004. The Company encourages, but does not require, that directors maintain an equity interest in the Company in excess of such minimum amounts. Finally, non-employee directors are reimbursed for reasonable expenses incurred by them in connection with attendance at Board and related functions. Directors who are employees of the Company receive no compensation for their Board service.

Recommendation of the Board of Directors

The Board of Directors recommends that the Shareholders vote FOR the election of each of the nominees.

CORPORATE GOVERNANCE MATTERS AND

COMMITTEES OF THE BOARD OF DIRECTORS

Pursuant to the Company’s Bylaws, the Board of Directors has established three standing committees: the Audit, Compensation and Nominating/Corporate Governance Committees. The Board of Directors has adopted Corporate Governance Guidelines that require a majority of the Board members and all members of each of the Company’s Audit, Compensation and Nominating/Corporate Governance Committees to be independent, as defined by the NYSE listing standards. The Board has determined, after a review of the relationships between and among each of the directors, the Company and its officers, that all members of the Board, other than Messrs. Levine and Mahoney, and all members of the Board’s current standing Committees are independent. Mark R. Bernstein, the Lead Director of the Company, was a partner in the law firm of Parker, Poe, Adams & Bernstein L.L.P. until his retirement in January 2002, and currently is Of Counsel to the law firm. Prior to fiscal 2005, the Company had paid legal fees to the law firm for legal services. The Board of Directors has considered the relationship of Mr. Bernstein and the law firm to the Company. Based on the fact that the law firm did not provide legal advice to the Company in fiscal 2005, and is not expected to provide such advice to the Company in the future; the nominal amounts paid by the Company to the law firm in prior fiscal years; the small percentage of these payments relative to the total revenues of the law firm; and the retirement of Mr. Bernstein from the law firm, the Board of Directors has determined that Mr. Bernstein qualifies as an independent director.

The Charters of the Audit, Compensation, and Nominating/Corporate Governance Committees, the Company’s Corporate Governance Guidelines, and the Company’s Codes of Conduct applicable to its officers, directors and employees are available on the Company’s website at www.familydollar.com under the tab “Investors-Corporate Governance” and are available in print to Shareholders upon request to the Company.

The principal functions of each of the Company’s Board Committees, their members and the number of meetings held in fiscal 2005 are set forth below:

Committee Name	Committee		Number of Meetings
and Members	Functions		In Fiscal 2005
Audit	•	Assist the Board of Directors in fulfilling its responsibilities with respect	9
Eisenberg*		to oversight of:
Dolby		(i) the integrity of the Company’s financial statements;
Martin		(ii) the Company’s compliance with legal and regulatory requirements;
(iii) the independent auditor’s qualifications and independence; and
(iv) the performance of the Company’s internal audit function and independent auditors.
	•	Perform such other functions and duties as are set forth in the Charter

Compensation	•	Evaluate and recommend compensation for selected senior executive	6
Martin*		officers of the Company
Bernstein	•	Establish the compensation of the Chairman of the Board and the CEO
Decker	•	Oversee the Company’s equity compensation plans
•

Evaluate and review the Company’s overall compensation and benefit structure, including the review and approval of pre-tax earnings goals and payment of bonuses under the Company’s Incentive Profit Sharing Plan

	•	Perform such other functions and duties as are set forth in the Charter

Nominating/	•	Identify and recommend to the Board individuals to fill vacant Board	3
Corporate		positions and/or nominees for election as directors at the Annual
Governance		Meeting of Shareholders
Bernstein*	•	Review the structure, independence and composition of the Board and its
Decker		Committees and the Committee charters and make recommendations
Martin		to the Board
	•	Evaluate the performance of the Board and Committees and report findings to the Board
	•	Review and recommend to the Board plans for the succession of the Company’s CEO and other senior executive officers, as necessary
	•	Develop (with Company management) director orientation programs
	•	Nominate for Board approval the Chairman and the Lead Director, if applicable, and make recommendations to the Board regarding their respective roles
	•	Review and make recommendations as provided in the Company’s Codes of Business Conduct
	•	Evaluate and make recommendations to the Board regarding shareholder proposals
	•	Recommend to the Board and oversee the implementation of sound corporate governance principles and practices
	•	Perform such other functions and duties as are set forth in the Charter

*Chairman of the Committee

Nominees for Election as Directors

The Nominating/Corporate Governance Committee considers nominees proposed by Shareholders of the Company. As provided in the Company’s Corporate Governance Guidelines, the Nominating/Corporate Governance Committee will seek Board candidates who possess and have exhibited integrity in business and personal affairs and whose professional experiences will assist the Board in performing its duties. The Nominating/Corporate Governance Committee has not established any specific, minimum qualifications for potential nominees. The Nominating/Corporate Governance Committee’s process for evaluating nominees for director will not differ based on whether the nominee is recommended by a Shareholder. To recommend a prospective nominee for the Committee’s consideration, Shareholders should submit the candidate’s name and qualifications, in writing, to the Company’s Secretary at the following address: Family Dollar Stores, Inc., Attention: Secretary, P.O. Box 1017, Charlotte, NC 28201-1017. Any such submission must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The Nominating/Corporate Governance Committee will extend invitations on behalf of the Company to join the Board of Directors or to be nominated for election as a director.

Communication with the Board of Directors

Shareholders may communicate with the Board of Directors, the Lead Director or the independent directors as a group by sending correspondence addressed to the applicable party to: Board of Directors, Family Dollar Stores, Inc., P.O. Box 1017, Charlotte, NC 28201-1017, or by sending an email addressed to Board@familydollar.com. Pursuant to procedures approved by the independent members of the Board of Directors, all such correspondence related to the Board’s duties and responsibilities will be reviewed by the Company’s General Counsel and forwarded to the Lead Director or summarized in periodic reports to the Lead Director. All such correspondence will be available to any of the directors upon request.

Report of the Audit Committee of the Board of Directors

During fiscal 2005, Glenn A. Eisenberg served as Chairman of the Audit Committee of the Board of Directors. Members of the Audit Committee during fiscal 2005 included James G. Martin and Edward C. Dolby. The Board of Directors has determined that all members of the Audit Committee are independent and are financially literate as required by the NYSE listing standards, and that Mr. Eisenberg is an “audit committee financial expert,” as defined by the SEC guidelines, and has accounting or related financial management expertise, as required by the NYSE’s listing requirements.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for fiscal 2005 with the Company’s management. The Audit Committee has discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).

The Audit Committee has also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed the independence of PwC with that firm.

Based on the Audit Committee’s review and the discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2005 for filing with the SEC.

This report is submitted by Glenn A. Eisenberg, Chairman, Edward C. Dolby and James G. Martin.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation during fiscal years 2005, 2004 and 2003 for the Company’s Chief Executive Officer, the four other most highly compensated executive officers who served in such capacities as of the end of fiscal 2005, and two other officers who would have been among the Company’s most highly compensated executive officers but for the fact that such officers were no longer employed by the Company at the end of fiscal 2005 (collectively, the “Named Executive Officers”).

	Annual Compensation				Securities	All Other
Name and	Fiscal	Salary	Bonus	Other Annual	Underlying	Compensation
Principal Position	Year	($)(1)	($)(1)(2)	Compensation($)(3)	Options(#)(4)	($)(5)
Howard R. Levine	2005	728,409	0	45,370	200,000	26,150
Chairman of the Board	2004	726,794	445,525	55,350	200,000	23,810
and Chief Executive	2003	700,000	483,000	—	175,000	20,215
Executive Officer (6)

R. James Kelly	2005	462,977	0	—	110,000	20,850
Vice Chairman,	2004	462,323	170,042	—	110,000	19,427
Chief Financial and	2003	450,000	207,000	—	100,000	14,714
Administrative Officer

Charles S. Gibson, Jr.	2005	277,640	0	—	60,000	15,931
Executive Vice	2004	266,602	83,713	—	60,000	15,399
President – Supply	2003	247,694	78,024	—	50,000	6,428
Chain (7)

Janet G. Kelley
Senior Vice President –	2005	262,390	0	—	45,000	16,813
General Counsel and	2004	184,728	64,655	—	40,000	65,745
Secretary (8)

Irving Neger	2005	263,025	0	—	30,000	15,834
Former Senior Vice	2004	256,986	55,252	—	40,000	15,339
President –Softlines (9)	2003	244,231	71,560	—	45,000	5,901

R. David Alexander, Jr.	2005	403,409	0	—	110,000	18,748
Former President and	2004	402,179	147,921	—	110,000	18,754
Chief Operating	2003	368,539	169,528	—	100,000	15,160
Officer (10)

George R. Mahoney, Jr.	2005	307,050	0	—	60,000	17,421
Former Executive Vice	2004	336,718	105,729	—	95,000	16,776
President – General	2003	323,076	118,595	—	85,000	14,651
Counsel and
Secretary (11)

(1)          Includes amounts deferred by certain of the Named Executive Officers pursuant to the Family Dollar Compensation Deferral Plan (the “Deferred Compensation Plan”).

(2)               Amounts earned under the Company’s Incentive Profit Sharing Plan for the stated fiscal year but paid after the close of that fiscal year.

(3)               Reflects the incremental cost to the Company of Mr. Levine’s personal use of Company aircraft. No other Named Executive Officer received perquisites or other personal benefits, other than those benefits generally available to all Company employees, or as set forth under the column “All Other Compensation.”

(4)               Stock options were granted pursuant to the Family Dollar Stores, Inc. 1989 Non-Qualified Stock Option Plan (the “1989 Plan”).

(5)               Includes the Company’s payment of annual premiums for each of the Named Executive Officers for fiscal 2005 in the amount of: (i) $781 for the provision of short term disability insurance coverage and (ii) $5,952 for the Medical Expense Reimbursement Plan. Also includes premiums paid in fiscal 2005 for personal umbrella liability insurance coverage for Howard R. Levine in the amount of $6,338, for Charles S. Gibson, Jr., in the amount of $453, for R. David Alexander, Jr., in the amount of $778 and for George R. Mahoney, Jr., in the amount of $678. Also includes $52,856 in customary relocation expenses for which Ms. Kelley was reimbursed in fiscal 2004. Also includes Company contributions to the 401(k) plan, premiums for term life insurance (including accidental death and dismemberment coverage) and premiums paid for executive disability insurance coverage (program began in fiscal 2004), all in the amounts as set forth in the following table for fiscal 2005.

Name	401(k)	Term Life Insurance	Executive Disability	Long Term Disability
Howard R. Levine	$3,150	$2,520	$4,589	$2,820
R. James Kelly	3,150	2,333	5,814	2,820
Charles S. Gibson, Jr.	3,175	1,399	1,561	2,610
Janet G. Kelley	4,399	1,322	1,893	2,466
Irving Neger	3,126	1,326	2,177	2,472
R. David Alexander, Jr.	3,492	2,033	2,892	2,820
George R. Mahoney, Jr.	2,209	1,514	3,467	2,820

(6)               Mr. Levine was elected Chairman of the Board in January 2003.

(7)               Mr. Gibson was elected Executive Vice President – Supply Chain in September 2003.

(8)               Ms. Kelley joined the Company during the 2004 fiscal year as Senior Vice President and Senior Counsel and was promoted in May 2005 to Senior Vice President, General Counsel and Secretary.

(9)               Mr. Neger’s employment with the Company terminated on October 20, 2005.

(10)         Mr. Alexander served as President and Chief Operating Officer from January 2003 until his resignation from the Company on August 4, 2005. A portion of Mr. Alexander’s fiscal 2005 salary includes regular salary payments made after Mr. Alexander’s resignation pursuant to Mr. Alexander’s Employment Agreement with the Company. See “Employment Agreements and Other Contracts,” below.

(11)         Mr. Mahoney retired from the Company in May 2005.

Option Grants During the Fiscal Year Ended August 27, 2005

The following table sets forth all options to acquire shares of the Company’s Common Stock granted during fiscal 2005 to the Named Executive Officers. The potential realizable value amounts shown in the table are the values that might be realized upon exercise of options immediately prior to the expiration of their term based on arbitrarily assumed annualized rates of appreciation in the price of the Company’s Common Stock of five percent and ten percent over the term of the options, as set forth in the rules of the SEC. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock. There can be no assurance that the potential realizable values shown in the table will be achieved.

	Individual Grants(1)
	Number of	Percent of			Potential Realizable
	Securities	Total Options			Value At Assumed
	Underlying	Granted to	Exercise or		Annual Rates of
	Options	Employees in	Base	Expiration	Stock Price
Name	Granted	Fiscal Year	Prices ($/Sh)	Date	5%($)	10%($)
Howard R. Levine	200,000	9.5	27.00	10/04/09	1,491,920	3,296,754
R. James Kelly	110,000	5.2	27.00	10/04/09	820,556	1,813,215
Charles S. Gibson, Jr.	60,000	2.8	27.00	10/04/09	447,576	989,026
Janet G. Kelley	20,000	0.9	27.00	10/04/09	149,192	329,675
	25,000	1.2	32.25	03/06/10	222,752	492,224
Irving Neger (2)	30,000	1.4	27.00	10/04/09	0	0
R. David Alexander, Jr. (3)	110,000	5.2	27.00	10/04/09	0	0
George R. Mahoney, Jr. (4)	60,000	2.8	27.00	10/04/09	447,576	989,026

(1)   Stock options were granted pursuant to the 1989 Plan. The exercise price for each option is the fair market value per share of Common Stock on the date of the grant. Options vest in increments of 40% on the second anniversary of the grant date and an additional 30% on each of the third and fourth grant date anniversaries. See “Report of the Compensation Committee of the Board of Directors on Executive Compensation” for a description of other material terms of the 1989 Plan.

(2)   Pursuant to the 1989 Plan, the unvested options granted to Mr. Neger in fiscal 2005 have been cancelled as a result of the termination of his employment with the Company.

(3)   Pursuant to the 1989 Plan, the unvested options granted to Mr. Alexander in fiscal 2005 have been cancelled as a result of his resignation from the Company.

(4)   Pursuant to the 1989 Plan, as amended with the approval of Shareholders in January 2005, certain options granted to qualifying retirees, including those granted to Mr. Mahoney, continue to vest in accordance with their original vesting schedule, as described in footnote (1) above.

Option Exercises and Fiscal Year-End Values

The following table sets forth all options exercised during fiscal 2005 by the Named Executive Officers, and the number and value of unexercised options held by such executive officers at fiscal year-end.

			Number of Securities		Value of Unexercised
	Shares	Value	Underlying Unexercised		In-the-Money
	Acquired on	Realized	Options at FY-End(#)		Options at FY-End($)(2)
Name	Exercise(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Howard R. Levine	225,000	1,546,250	375,000	350,000	0	0
R. James Kelly	75,000	349,500	209,500	195,500	0	0
Charles S. Gibson, Jr.	25,000	392,750	104,500	100,500	0	0
Irving Neger	50,000	343,000	75,500	64,500	0	0
Janet G. Kelley	0	0	0	85,000	0	0
R. David Alexander, Jr.	75,000	252,000	74,000	25,500	0	0
George R. Mahoney, Jr.	110,000	634,200	178,000	132,000	0	0

(1)   The value realized is calculated based on the difference between the option exercise price and the closing market price of the Company’s Common Stock on the date prior to the date of the exercise multiplied by the number of shares exercised.

(2)   The value of unexercised options is calculated based on the difference between the option exercise price and the closing price of the Company’s Common Stock, as reported on the NYSE Composite tape on August 26, 2005, of $20.24.

Equity Compensation Plan Information

The following table provides information with respect to the shares of the Company’s Common Stock that may be issued under the 1989 Plan and the Directors Stock Plan, which are the only equity compensation plans that the Company currently maintains, as of August 27, 2005.

	(a) Number of		(c) Number of Securities
	Securities to be		Remaining Available
	Issued Upon Exercise	(b) Weighted Average	for Future Issuance
	Of Outstanding Options	Exercise Price of	Under Equity
Plan Category	Warrants and Rights (1)	Outstanding Options	Compensation Plans (2)
Equity Compensation Plans Approved by Shareholders	6,061,592	$30.44/share	4,287,297

(1)          Consists of shares issuable upon exercise of options granted under the 1989 Plan.

(2)          Consists of 4,216,338 shares available for awards of options under the 1989 Plan and 70,959 shares available to be granted under the Directors Stock Plan.

Employment Agreements and Other Contracts

The Company has entered into Employment Agreements with the Chairman of the Board and CEO Howard R. Levine; Vice Chairman, Chief Financial and Administrative Officer R. James Kelly; and Executive Vice President Charles S. Gibson, Jr. The Employment Agreements each provide for a one-year rolling term, which automatically extends each month for an additional month; provided, that either party may terminate the extensions by written notice to the other party. The Employment Agreements provide for a weekly base salary, subject to annual review by the Board, and for participation in the Company’s Incentive Profit Sharing Plan. Subject to certain terms and conditions contained therein, the Employment Agreements provide that the Company will pay severance of one year’s base salary if the Company terminates the Agreement prior to its expiration; provided that such termination is not for Cause or a result of Medical Disability (as defined in the Employment Agreements). The Employment Agreements also provide for payments of pro-rata bonus amounts under the Company’s Incentive Profit Sharing Plan upon a termination that is not for Cause. The Employment Agreements prohibit the officers from engaging in activities that compete with the Company (with the definition of competitive companies for such purpose being narrower in scope in Mr. Gibson’s agreement) and from soliciting employees of the Company for one year after the termination of their respective agreements, regardless of the reason for termination.

On August 2, 2005, R. David Alexander, Jr. resigned as President and Chief Operating Officer of the Company effective August 4, 2005. In connection with such resignation, the Company and Mr. Alexander entered into a written letter agreement dated August 2, 2005 (the “Letter Agreement”) which reaffirmed key provisions of Mr. Alexander’s Employment Agreement with the Company, dated August 25, 2000 (as amended from time-to-time), including a one year covenant not to compete with the Company for or on behalf of any Competitive Company (as such term is defined in the Employment Agreement). The Letter Agreement also provided for the payment of Mr. Alexander’s regular salary for the 26 week period directly following his resignation, provided, that if Mr. Alexander accepts or begins other employment in any capacity prior to February 3, 2006, any unpaid balance of such severance as of the date of such new employment shall be eliminated or reduced by the monthly remuneration and compensation from his new employment. Mr. Alexander received no additional termination or severance benefits other than those set forth in the Letter Agreement, the Employment Agreement and those benefits generally available to all Company employees under various Company plans.

Pursuant to a Letter Agreement dated July 31, 2000, between the Company and Irving Neger, Mr. Neger is entitled to receive three months base salary as a result of his termination from the Company. This severance arrangement was reaffirmed in a Separation Benefit Agreement and Release of Claims dated November 1, 2005, between the Company and Mr. Neger. Mr. Neger will also receive a pro-rata award of performance shares pursuant to the 2006 Plan, provided that the Plan is approved by the Shareholders. Aside from these performance shares, the severance payments described above, and the benefits generally available to all Company employees under various Company plans, Mr. Neger will not receive any additional termination or severance benefits.

Presently, no other executive officer of the Company is party to an employment agreement with the Company, except that the Company has entered into an employment agreement with Robert A. George, Executive Vice President – Merchandising, on substantially the same terms and conditions as the Employment Agreement with Charles S. Gibson, Jr.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors administers the Company’s compensation programs for its executive officers. During fiscal 2005, the Compensation Committee was composed of Mark R. Bernstein, Sharon Allred Decker and James G. Martin, none of whom are eligible to receive options under the 1989 Plan. The objectives of the Company’s executive compensation program are to provide a competitive total compensation package that enables the Company to attract and retain key executives and to offer compensation opportunities that are directly related to the annual and long-term performance of the Company. The Company seeks to link a significant portion of compensation to the Company’s performance so that executive officers will have a strong incentive to meet the Company’s goals and so their compensation will be aligned with the interests of the Company’s Shareholders. With these objectives, the compensation of executive officers has historically consisted primarily of (i) a base salary; (ii) annual incentive compensation in the form of a bonus based on the achievement of a pre-tax earnings goal and the executive’s contributions to meeting that goal; and (iii) long-term incentive compensation in the form of stock options. The Committee has retained and received the advice of a compensation consultant, Hay Group, Inc., with respect to the establishment of the compensation of certain of the Company’s senior executive officers and the implementation of new compensation programs, as discussed below under “Proposal No. 2 – Approval of 2006 Incentive Plan.” Tally sheets setting forth all compensation components for each Named Executive Officer were prepared for, and reviewed by the Committee in connection with the Committee’s consideration of fiscal 2006 executive compensation packages. The Compensation Committee believes that the total compensation packages offered to its executive officers are reasonable and competitive.

Executive officers participate with other employees in the Company’s 401(k) Plan and in the Deferred Compensation Plan, which is available to certain members of Company management. Under the Deferred Compensation Plan, eligible employees may defer receipt of a portion of their base salary and/or bonus earned under the Incentive Profit Sharing Plan. Amounts deferred under the Plan may be invested in a limited number of actual market-based investment choices selected by the participants, although the participants do not have an interest in any actual trust assets or other Company property set aside in their name. The Company does not contribute to, guarantee or supplement any returns under the Deferred Compensation Plan. As of the end of fiscal 2005, 49 employees, including six executive officers, were participants in the Deferred Compensation Plan, and the aggregate amount credited under the Plan was $4,211,691.

Base Salary. The Compensation Committee reviews and approves the compensation of all officers at the level of Executive Vice President and above, and of all Named Executive Officers. In addition, the Compensation Committee annually reviews the compensation of all officers at the level of Senior Vice President and above. In determining the salary level of each executive, the Compensation Committee takes into consideration the responsibilities, experience and performance of the executives, their contributions to the Company’s operating performance (including the achievement of pre-tax earnings goals), and competitive salary practices of other companies, including comparable companies in the retail industry.

Incentive Profit Sharing Plan. The Compensation Committee also reviews and approves a pre-tax earnings goal established by the Company each fiscal year under the Company’s Incentive Profit Sharing Plan. This Plan provides for payments, not to exceed 5% of the Company’s consolidated earnings before income taxes and before deducting payments under the Plan or any other incentive compensation arrangement, to executive officers and other supervisory personnel if such earnings goal is achieved. The amount of the bonus is based on a percentage of the employee’s base salary, and for executive officers the percentage ranges from 35% to 100%. The percentage is higher for more senior executive officers as a greater portion of senior executives’ compensation is tied to the achievement of pre-tax earnings goals. In the event the pre-tax earnings goal is exceeded, the amount of the bonus increases by 2% for each 1% by which the goal is exceeded, to a maximum of 50% additional bonus for exceeding the goal by 25%. If the pre-tax earnings goal is not achieved, the amount of the bonus decreases by 5% for each 1% by which the goal is not achieved, with no bonus being paid if pre-tax earnings are below 90% of the goal.

Except for the Chairman of the Board and CEO and the Vice Chairman and Chief Financial and Administrative Officer, the annual individual performance rating of each executive officer by that officer’s supervisor may increase or decrease the amount of bonus paid. The performance rating is based on a variety of criteria, including the effectiveness of the officers in executing their managerial responsibilities and their impact on the financial results of the Company (such as sales, pre-tax earnings and Shareholders’ return on average equity). The Compensation Committee reviews and approves the payment of bonuses under the Incentive Profit Sharing Plan. No bonus was earned under the Incentive Profit Sharing Plan for fiscal 2005 as the Company failed to meet the pre-established net earnings goals. See “Executive Compensation - Summary Compensation Table” above.

Stock Options. To further link management’s compensation to its performance in creating value for Shareholders, as evidenced by increases in the Company’s stock price, executive officers may receive grants of stock options, typically on an annual basis. The Compensation Committee is responsible for the oversight of the stock option plan. In determining the number of options to be granted, the Compensation Committee considers the executive’s base salary, level of responsibility and annual individual performance, as well as the number of options granted in prior years. Under the 1989 Plan, the exercise price for each option is the fair market value per share of Common Stock on the date of the grant. Fair market value per share is the average of the highest price and lowest price at which the Common Stock is sold regular way on the NYSE on the date of the grant. Options have a term of five years and may not be exercised for at least two years from the date of the grant. Thereafter, each option becomes exercisable in cumulative installments of not more than 40% of the number of shares subject to the option after two years, 70% after three years and 100% after four years. Such vesting schedule encourages executives to remain in the employ of the Company. With limited exceptions, no option is exercisable unless the optionee has been continuously employed by the Company from the date of grant to the date of exercise. As a result of the amendment to the 1989 Plan, which amendment was approved by the Shareholders at last year’s annual meeting, the options of qualifying retirees continue to vest and the retirees may, following their retirement, exercise certain options granted prior to retirement so long as they comply with the 1989 Plan requirements.

During fiscal 2005, the Company redesigned its long-term incentive compensation program effective for the fiscal year ending August 26, 2006 (“fiscal 2006”), and subsequent fiscal years. Under the new program, the Company intends to provide long-term incentive compensation through a combination of stock options and certain performance share rights to be granted under a new incentive plan, subject to Shareholder approval. See

“Proposal No. 2 – Approval of 2006 Plan.” The Common Stock subject to performance share rights will be awarded only if the Company meets certain performance levels during defined performance periods of up to three fiscal years. The Compensation Committee believes that awarding a balanced mix of stock options and performance share rights will further enhance the pay-for-performance objective of the Company’s overall compensation philosophy, while reducing the Company’s dependence on stock option grants as a major component of compensation packages.

Compensation of Chief Executive Officer. The base salary of the Chief Executive Officer is established by the Compensation Committee annually based on consideration of the same general factors described above for the determination of other executive officers’ base salaries. The Compensation Committee also considers the value of any other benefits provided to the Chief Executive Officer. For both fiscal 2005 and fiscal 2006, Mr. Levine’s base salary was established at $725,000.

The incentive compensation element of the Chief Executive Officer’s compensation is based on the Company’s achievement of its pre-tax earnings goal. Under the Company’s Incentive Profit Sharing Plan, Mr. Levine’s bonus was based on 100% of his base salary for fiscal 2005 and is based on the same percentage of his base salary for fiscal 2006. The amount of the bonus may increase or decrease based on the level of pre-tax earnings in the manner described above with respect to the bonus for other executive officers. For fiscal 2005, no bonus was paid to Mr. Levine under the Incentive Profit Sharing Plan as the Company failed to achieve the pretax earnings goal.

In determining Mr. Levine’s base salary and bonus percentage, the Compensation Committee also considered options he received under the 1989 Plan. As described under the heading “Option Grants During the Fiscal Year Ended August 27, 2005,” Mr. Levine received options to purchase 200,000 shares in October 2004. In September 2005, Mr. Levine was granted options to purchase 150,000 shares and, subject to Shareholder approval of the 2006 Plan, was awarded 37,500 performance share rights with a three year performance period and 12,500 performance share rights with a one-year performance period. See “Proposal No. 2 – Approval of 2006 Plan.”  The Compensation Committee also considered that the Company’s only retirement plan or similar benefit for the Chief Executive Officer or any other executive officers to which the Company contributes is a 401(k) Plan.

Deductibility of Compensation. Section 162(m) of the Internal Revenue Code (the “Code”) provides that publicly held companies may not deduct in any taxable year compensation in excess of $1 million paid to the Chief Executive Officer or any of the four other highest paid executive officers which is not “performance-based,” as defined in Section 162(m). The Shareholders have approved both the 1989 Plan and the Incentive Profit Sharing Plan for the purpose of preserving the future deductibility of all compensation paid under said Plans. The Compensation Committee fully considers Section 162(m) when determining executive compensation packages and the Company believes that all applicable executive officer compensation paid in fiscal 2005 met the deductibility requirements of Section 162(m).

This report is submitted by Mark R. Bernstein, Sharon Allred Decker and James G. Martin as the members of the Compensation Committee.

STOCK PERFORMANCE GRAPH

The following graph sets forth the yearly percentage change in the cumulative total shareholder return on the Company’s Common Stock during the five fiscal years ended August 27, 2005, compared with the cumulative total returns of the S&P 500 Index and the S&P General Merchandise Stores Index. The comparison assumes that $100 was invested in the Company’s Common Stock on August 26, 2000, and, in each of the foregoing indices on August 31, 2000, and that dividends were reinvested.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

Among Family Dollar Stores, Inc., the S & P 500 Index

and the S & P General Merchandise Stores Index

OWNERSHIP OF THE COMPANY’S SECURITIES

Ownership by Directors and Officers

The following table sets forth, for each director of the Company, each of the Named Executive Officers, and all executive officers and directors as a group, the number of shares beneficially owned and the percent of Common Stock so owned, all as of November 1, 2005:

	Amount and
	Nature of Beneficial		Percent of
Name	Ownership (#)(1)		Common Stock
Mark R. Bernstein	15,621	(2)	*
Sharon Allred Decker	1,813		*
Edward C. Dolby	2,304		*
Glenn A. Eisenberg	1,904		*
Howard R. Levine	10,306,816	(3)	6.6%
George R. Mahoney, Jr.	609,922		*
James G. Martin	3,186		*
R. James Kelly	488,000		*
Charles S. Gibson, Jr.	142,000		*
Janet G. Kelley	200		*
Irving Neger	97,616		*
R. David Alexander, Jr.	119,500		*
All Executive Officers and Directors of the Company as a Group (16 persons)	11,978,985		7.7%

* Less than one percent.

(1)               All shares are held with sole voting and investment power, except that Mr. Levine does not have voting or investment power with respect to 6,512,395 shares held in irrevocable trusts for his benefit by Bank of America, N.A., as Trustee, as set forth in note (2) below. These numbers include shares for which the following persons have the right to acquire beneficial ownership, as of November 1, 2005, or within 60 days thereafter, pursuant to the exercise of stock options: (i) Mr. Levine – 472,500 shares; (ii) Mr. Mahoney – 141,500 shares; (iii) Mr. Kelly – 265,000 shares; (iv) Mr. Gibson – 130,000 shares (v) Mr. Neger – 92,000 shares; (vi) Mr. Alexander – 99,500 shares; and (vii) all executive officers and directors as a group – 1,278,500 shares. These numbers also include certain options that are vested as a result of the Company’s stock option acceleration program, as further described on the Company’s Form 8-K report filed with the SEC on August 24, 2005.

(2)               These numbers include 10,660 shares held under the Parker, Poe, Adams & Bernstein L.L.P. Profit Sharing Plan, but do not include 18,250 shares owned by Mr. Bernstein’s wife. Mr. Bernstein disclaims beneficial ownership of the shares owned by his wife.

(3)               These numbers include 6,512,395 shares included in the table “Ownership by Others,” which appears below as being held in irrevocable trusts for the benefit of Mr. Levine by Bank of America, N.A. as Trustee. They do not include 187,284 shares listed in said table which are held in irrevocable trusts for the benefit of Mr. Levine’s child by Bank of America, N.A. as Trustee, or 1,025 shares owned by Mr. Levine’s wife. Mr. Levine disclaims beneficial ownership of the shares owned by his wife.

The Company believes that its executive officers should hold a relevant equity interest in the Company. Consequently, the Board has recently adopted stock ownership guidelines for all officers of the Company who hold the position of Vice-President or above. Under these guidelines, those officers are expected to achieve ownership of the Company’s Common Stock valued at a multiple of the officer’s annual base compensation, ranging from one times salary for Vice Presidents to five times salary for the Chief Executive Officer. Pending achievement of these ownership goals, officers will be required to retain 25% of the net value (after the exercise price of any options and after applicable taxes) of any equity award.

Ownership by Others

Based on filings with the SEC and other information, the Company believes that, as of the dates set forth below, the following additional Shareholders beneficially owned more than 5% of the Company’s Common Stock:

	Amount and
	Nature of Beneficial	Percent of
Name and Address	Ownership (#)	Common Stock (1)
Bank of America Corporation	15,075,907(2)	9.7%
100 North Tryon Street
Charlotte, North Carolina 28255

T. Rowe Price Associates, Inc.	11,915,246(3)	7.7%
100 E. Pratt Street
Baltimore, MD 21202

(1)          Based on the number of shares of Common Stock owned by each Shareholder as set forth above and the Company’s outstanding Common Stock as of November 1, 2005.

(2)          Based on the Schedule 13G filed by Bank of America Corporation and its affiliates, as of December 31, 2004, 14,580,044 of such shares were held with shared voting power and 14,944,135 of such shares were held with shared dispositive power by Bank of America Corporation; 14,316,832 of such shares were held with shared voting power and 14,667,328 of such shares were held with shared dispositive power by NB Holdings Corporation; 14,162,219 of such shares were held with sole voting power, 113,521 of such shares were held with shared voting power, 14,532,664 of such shares were held with sole dispositive power and 93,572 of such shares were held with shared dispositive power by Bank of America, N.A.; 88,577 of such shares were held with sole voting and dispositive power by Banc of America Capital Management, LLC; 41,092 of such shares were held with shared voting and dispositive power by NationsBank Montgomery Holdings Corporation; 41,092 of such shares were held with sole voting and dispositive power by Bank of America Securities, LLC; 240,190 of such shares were held with sole voting power, 23,022 of such shares were held with shared voting power, 193,654 of such shares were held with sole dispositive power and 83,153 of such shares were held with shared dispositive power by Fleet National Bank; 22,762 of such shares were held with shared voting and dispositive power by Columbia Management Group, Inc.; and 22,762 of such shares were held with sole voting and dispositive power by Columbia Management Advisors, Inc. These shares include 6,512,395 shares held in trusts for the benefit of Mr. Levine, as noted in “Ownership by Directors and Officers,” above.

(3)          Based solely on the Schedule 13G filed by T. Rowe Price Associates, Inc. as of December 31, 2004, all of the shares listed above were held with sole power to dispose and 2,138,149 of such shares were held with sole power to vote.

RELATED TRANSACTIONS

During fiscal 2005, the Company purchased apparel for use by the Company’s store associates and other merchandise, at a cost of $1,210,790, from a company owned by Eric Lerner, Howard R. Levine’s brother-in-law. The Company expects to engage in similar transactions during fiscal 2006. The Company believes that these purchases were made on terms comparable to those that would be obtained in independent arms-length transactions with unrelated parties.

Pursuant to a Retirement Agreement dated as of September 30, 2002, between the Company and Mr. Leon Levine, the former Chairman of the Board of the Company and the father of Howard R. Levine, the Company provides certain office space to Mr. Leon Levine (or, in the event of his death, to his wife) and to certain of his assistants and/or advisors; continuing health care coverage for Mr. Leon Levine and certain of his family members; Company-paid personal liability umbrella insurance coverage; and use of the Company’s airplanes for up to 30 hours per year. The Company accrued approximately $1,285,000 in fiscal 2002 for the total value of these benefits to be received over the term of the Agreement.

PROPOSAL NO. 2

APPROVAL OF 2006 INCENTIVE PLAN

The Board of Directors has adopted, subject to and effective upon Shareholder approval, the Family Dollar Stores, Inc. 2006 Incentive Plan (the “2006 Plan”). The Board of Directors recommends that the Shareholders approve the 2006 Plan in order to provide greater flexibility in developing equity awards that promote the Company’s compensation philosophy and to allow the Company to continue to deduct certain payments made to executive officers of the Company under the federal tax laws, as discussed below. If the Shareholders approve the 2006 Plan, it will replace the 1989 Plan and no additional awards will be made under the 1989 Plan.

Reasons for the 2006 Plan

The Compensation Committee’s philosophy is that the Company should provide competitive compensation packages to its employees that are designed to promote the success and enhance the value of the Company by linking the personal interests of employees, officers, directors and consultants of the Company to those of Company Shareholders by providing such persons with an incentive for outstanding performance, and by linking that performance to compensation. See “Report of the Compensation Committee of the Board of Directors on Executive Compensation.” The provisions of the 2006 Plan will enable the Company to offer employees equity awards that are intended to more closely align pay with performance while continuing to align the interests of the employees with Shareholders through the ownership of stock. The 1989 Plan limited awards to non-qualified stock option grants and, therefore, limited the Company’s flexibility in developing such equity award programs.

Description of 2006 Plan

Asummary of the 2006 Plan appears below. This summary is qualified in its entirety by reference to the text of the 2006 Plan, a copy of which is attached to this Proxy Statement as Exhibit I.

General. The 2006 Plan is an “omnibus” plan that provides for a variety of cash and/or equity and equity-based award vehicles, including stock options, performance shares, stock appreciation rights, restricted stock, restricted stock units and other stock or cash-based awards. The 2006 Plan is designed to provide the Company flexibility in the implementation of its equity compensation programs. Shareholder approval of the 2006 Plan will also allow the Compensation Committee to continue to grant awards that qualify as “performance-based” compensation under Code Section 162(m), preserving the Company’s tax deduction for such compensation. If the 2006 Plan is approved by the Shareholders at the Annual Meeting, the 2006 Plan will become effective that same day and will expire on the tenth anniversary of such approval, and no further awards will be made under the 1989 Plan or the Incentive Profit Sharing Plan.

Administration. The 2006 Plan will be administered by the Compensation Committee of the Board (the “Plan Committee”) or, at the discretion of the Board from time to time, the 2006 Plan may be administered by the Board.

The Plan Committee has, with certain limitations, the exclusive power to, among other things, establish the design of awards, determine performance measures, grant awards, designate participants, determine the type or types of awards to be granted to each participant and to determine the terms and conditions of any award granted under the 2006 Plan. To the extent permitted by applicable law, the Plan Committee may delegate its authority to any individual or committee of individuals.

Eligibility for Participation. Any employee, officer, consultant or director of the Company or its subsidiaries or affiliates may be selected to receive awards under the 2006 Plan, subject to certain limitations on the grant of incentive stock options. The Company expects that approximately 200-300 people, including the Company’s current seven executive officers, will receive awards under the 2006 Plan each year. The 2006 Plan provides that the Company’s directors are eligible for awards under the Plan. However, the Company awards stock to the directors under the Outside Directors Stock Plan (see “Compensation of Directors”) and does not currently expect to make awards to directors under the 2006 Plan.

Types of Awards. The 2006 Plan provides for the grant of cash awards, stock options (“Options”) (including both incentive stock options (“ISOs”) and nonqualified stock options (“NQSOs”)), stock appreciation rights (“SARs”), Performance Awards (including “performance share rights” as described below), Restricted Stock and Restricted Stock Units, Deferred Stock Units and Dividend and Interest Equivalents, each of which are briefly described below. Reference is made to the text of the 2006 Plan for a complete description of each of the above award types.

Options. Both ISOs and NQSOs may be granted under the 2006 Plan. The exercise price for Options under the 2006 Plan cannot be less than the fair market value at the grant date and no Option may have a term beyond 10 years. ISOs are subject to further restrictive provisions as set forth in the 2006 Plan, and no more than five million ISOs may be granted under the 2006 Plan. All other terms and conditions will be established by the Plan Committee.

Stock Appreciation Rights. SARs may be granted on terms established by the Plan Committee, provided that the grant price of SARs cannot be less than the fair market value at the grant date. Upon the exercise of SARs, the participating employee will receive cash or Common Stock equal to the difference between the fair market value at the exercise date and the fair market value at the grant date.

Performance Awards. The Company may grant rights to receive Performance Shares, Performance Units or Performance-Based Cash Awards based upon the achievement of performance goals and on such terms and conditions as may be selected by the Plan Committee, including the establishment of various performance goals, as discussed below.

Restricted Stock. Restricted stock awards may be made on such terms as the Plan Committee establishes, including provisions for vesting based on employment and/or upon the achievement of performance goals.

Deferred Stock Units. The 2006 Plan provides that the Company may grant Deferred Stock Units, which entitle a participant to receive shares of Common Stock (or the equivalent value in cash or other property) at a future time.

Dividend Interest Equivalents.  The Plan authorizes the grant of Dividend Interest Equivalents, which entitle a participant to receive payments equal in value to the cash dividends that would have been paid for all or a portion of the number of shares, subject to any hypothetically outstanding shares.

Other Awards. The 2006 Plan authorizes other cash and/or stock-based awards on the terms and conditions established by the Plan Committee.

Available Shares. The aggregate number of shares of Common Stock available under the Plan will be 12,000,000. After the cancellation of shares available under the 1989 Plan, this will result in a net increase of roughly 7.7 million shares. Shares subject to awards that are canceled, terminated, expire, are forfeited or lapse for any reason will again be available for issuance under the 2006 Plan. Shares subject to awards settled in cash will also be available for issuance under the Plan. The number of shares available under the Plan will be adjusted in the event of corporate events or transactions involving the Company such as a stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, and the Plan Committee may make appropriate adjustments to outstanding awards to reflect such transactions.

Internal Revenue Code Section 162(m). Section 162(m) of the Code generally places a $1 million annual limit on a company’s tax deduction for compensation paid to the chief executive officer and the four most highly compensated officers, referred to as the “covered individuals.” This limitation does not apply, however, to “qualified performance-based compensation.” Because Options or SARs granted under the 2006 Plan must have an exercise price equal to at least fair market value at the date of grant, are granted to covered individuals by a compensation committee consisting of at least two outside directors, and because the 2006 Plan limits the number of shares that may be the subject of awards granted to any employee during any calendar year, compensation from the exercise of Options or SARs should qualify as “qualified performance-based compensation” for purposes of Section 162(m).

In addition, the 2006 Plan authorizes the Plan Committee to make awards of Restricted Stock Shares, Restricted Stock Units, Performance Shares, Performance Units or cash-based Performance Awards that are conditioned on the satisfaction of performance criteria. For those awards to meet the requirements of the “qualified performance-based compensation” exception to Section 162(m), the Plan Committee must establish the applicable performance conditions prior to or within a specified period after the start of the applicable performance period. Performance measures may be based upon the Company’s performance, individual performance, performance of a division, region, department or function within the Company, or may be measured against a relative peer group or prior performance. Performance measures may include the following measures for this purpose:

•             Revenue

•             Sales

•             Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•             Earnings on a pre-tax or post-tax basis (EBIT, EBITDA, earnings per share, earnings growth or other corporate earnings measures)

•             Net income (before or after taxes, operating income or other income measures)

•             Cash (cash flow, cash generation or other cash measures)

•             Stock price or performance

•             Total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price or other measures of return)

•             Financial return measures (including, but not limited to, dividends, return on assets, capital, equity or sales, and cash flow return on assets, capital, equity or sales)

•             Market share measures

•             Improvements in capital structure

•             Expenses (operating expense, expense management, expense ratio, expense efficiency ratios or other expense measures)

•             Business expansion or consolidation (acquisitions and divestitures)

•             Internal rate of return or increase in net present value

•             Working capital targets relating to inventory and/or accounts receivable

•             Planning accuracy (as measured by comparing planned results to actual results)

•             Productivity improvement

•             Inventory measures (turns, reduction or shrink)

•             Customer relations (count, frequency, size of basket or attitude)

•             Compliance goals (employee turnover, social goals, diversity goals, safety programs, regulatory or legal compliance)

•             Goals relating to business expansion, acquisitions and divestitures

The performance conditions will be stated in the form of an objective, nondiscretionary formula, and the Plan Committee will certify in writing the attainment of those performance conditions prior to any payment or distributions with respect to awards. The Plan Committee may, in its discretion, adjust downward any award.

In no event may an individual receive awards under the 2006 Plan for a given calendar year (i) covering in excess of 500,000 shares of Common Stock or (ii) in the case of cash awards, in excess of $1,000,000.

So that Options and SARs granted under the 2006 Plan qualify as performance-based compensation, and to permit the Plan Committee to grant other awards under the 2006 Plan that are intended to qualify for the exclusion, the 2006 Plan is being submitted to the Shareholders for approval. A vote in favor of approving the 2006 Plan will be a vote approving all the material terms and conditions of the Plan for purposes of the performance-based exemption under Section 162(m), including the performance measures, eligibility requirements and limits on various awards, in each case as described above.

Change In Control. In the event of a change in control (as defined in the 2006 Plan), if the acquiring company does not assume the obligation to perform under the 2006 Plan with respect to outstanding awards or for awards that are assumed by the acquiring company, or if within two years following the change in control, a participating employee is terminated from employment without cause or the participant resigns for good reason (as such terms are defined in the 2006 Plan), then: (i) the vesting of outstanding Options and other awards or rights shall be accelerated; (ii) time-based vesting restrictions on outstanding awards shall lapse; and (iii) the target payout opportunities attainable under outstanding performance-based awards shall be deemed to have been fully earned as of the effective date of the change in control based upon the greater of (A) the “target” level for performance awards, or (B) the actual level of performance against the target. In either such case, participants will be paid a prorated award based upon the length of the performance period that has elapsed prior to the date of the change in control or termination of employment. In addition, if a performance-based award is not assumed by the acquiring company, the participant will have the opportunity to earn the remaining portion of the award not paid out upon the change in control.

Death, Disability or Retirement. At the 2005 Annual Meeting, the Shareholders approved amendments to the 1989 Plan which provided that, with certain exceptions and subject to further requirements, for qualifying retirees, options outstanding at retirement would continue to vest and be exercisable following such retirement in the same manner as though the retiree were still an employee of the Company. The Compensation Committee anticipates adopting similar provisions pursuant to the 2006 Plan for Options and has adopted guidelines for the pro-rata payment of certain performance share rights awards to qualifying retirees. The Compensation Committee anticipates that, upon Shareholder approval of the 2006 Plan, it will also adopt guidelines for accelerated vesting of Options upon the death of a participating employee and for pro-rata payments of performance share rights awards upon the death or disability of a participating employee.

Other Significant Features

•             The 2006 Plan has a fixed-share authorization limit of 12 million shares, as opposed to an “evergreen” feature.

•             Repricing of options issued under the 2006 Plan is not permitted without Shareholder approval.

•             Discounted stock options are prohibited.

Tax Treatment of Awards. The following discussion is only a summary of the effect of U.S. federal income taxation upon participants and the Company for the grant and/or exercise of various awards in the 2006 Plan. Participants in the 2006 Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described in this proxy. Information contained in this proxy is not intended as tax advice and prospective participants in the 2006 Plan should contact their personal tax advisors to ascertain the specific tax consequences applicable to them.

Incentive Stock Options. In general, the grant of an ISO results in no taxable ordinary income to the participant and no deduction to the Company at the time the ISO is granted or exercised. If the participant holds the common shares received as a result of the exercise of an ISO for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the common shares is treated as a long-term capital gain. If the common shares are disposed of during this period, however, then the participant must include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the common shares upon exercise of the stock option over the stock option price. The excess, if any, of the sale price over the fair market value of the Company’s common stock on the date of exercise will be a short-term capital gain. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to the exercised ISO. The deduction, in general, will be allowed for the taxable year of the Company in which such ordinary income is recognized by the participant.

Non-Qualified Stock Options. Generally, an NQSO results in no taxable income to the participant and no deduction to the Company at the time of the grant. However, a participant exercising an NQSO will, at that time, realize taxable compensation in the amount of the difference between the stock option price and the then fair market value of the Company’s Common Stock. Provided that certain reporting requirements are satisfied, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the taxable compensation recognized by the participant. Upon the sale or disposition of shares acquired pursuant to an NQSO, the difference between the proceeds realized and the participant’s basis in the shares will be treated as a long-term or short-term capital gain (or loss), depending upon the holding period of the common shares.

Stock Appreciation Rights. Generally, no taxable income is recognized by a participant receiving a non-vested SAR payable in stock at the time the SAR is granted. Upon exercise and settlement, the spread between the then current market value of the Company’s Common Stock and the base price of the SAR will be taxed as ordinary income to the participant. The Company will be entitled to a deduction equal to the amount of ordinary income the participant is required to recognize as a result of the settlement.

Other Awards. The current United States federal income tax consequences of other awards authorized under the 2006 Plan are generally in accordance with the following: (i) the fair market value of restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant and (ii) the amount of cash paid (or the fair market value of the common shares issued) to settle restricted stock units and performance units is generally subject to ordinary income tax. Cash awards will be taxable income to the recipient at the date of payment. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

Withholding for Payment of Taxes. The 2006 Plan provides for the withholding and payment by a participant of any payroll or withholding taxes required by applicable law. The 2006 Plan permits a participant to satisfy this requirement, subject to the terms of the 2006 Plan, by having the Company withhold from the participant a number of shares of Common Stock otherwise issuable under the award having a fair market value equal to the amount of applicable payroll and withholding taxes.

2006 Compensation Awards

In anticipation of the approval of the 2006 Plan by the Shareholders, the Company recently completed its annual compensation award process for fiscal 2006, which, for selected employees, included: (i) stock option grants made under the 1989 Plan; (ii) annual cash bonus awards made under the Incentive Profit Sharing Plan; and (iii) contingent grants of performance share rights awards, as described fully below, under the 2006 Plan, subject to Shareholder approval of the 2006 Plan. If the 2006 Plan is not approved by the Shareholders, the Company expects to grant additional stock options to employees in replacement of the contingent awards of performance share rights, which will be considered null and void.

The Company currently expects that future awards under the 2006 Plan will be similar to the annual awards of cash bonus opportunities, Options, and performance share rights that were recently awarded to selected employees. Under both the current Incentive Profit Sharing Plan, which was previously approved by the Shareholders, and the 2006 Plan, employees will have the opportunity to receive an annual cash payment equal to a percentage of their base salary, generally ranging from 10% to 100%, if the Company achieves certain net earnings goals and subject to adjustments for personal performance (except in the case of certain executive officers). In addition, Options were granted under the 1989 Plan with a term of five years which will vest in increments of 40% on the second anniversary date of the grant, and an additional 30% on each of the third and fourth anniversary dates of the grant. The Company currently anticipates that future Option grants will be on the same vesting terms.

The compensation awards made to selected employees in the fall of 2005 also included contingent awards of performance share rights (“PSRs”). If the Shareholders approve the 2006 Plan, the Company currently plans to include PSRs in future compensation packages. The PSRs are awards for the grant of a number of shares of the Company’s Common Stock if the Company achieves certain levels of performance against a selected peer group of companies (presently set at twenty) for pre-tax net income growth (“earnings growth”) and average annual return on equity (“ROE”). Each participating employee is advised of a “target” number of shares that will be awarded at the end of the relevant performance period if the Company is at the 50th percentile in relation to the peer group for ROE and earnings growth (which are equally weighted). If the Company’s performance relative to the peer group is above or below the 50th percentile, the number of shares of Common Stock actually awarded to the employee will be adjusted upward or downward, respectively. No awards will be made if the Company’s relative performance is below the 30th percentile, and awards may be increased to twice the “target” award if the Company’s relative performance is above the 90th percentile. The performance period for the PSRs will generally be three years, but the Company will make one-year performance period awards in each of the 2006 and 2007 fiscal years in order to facilitate employee understanding of the new metrics.

Benefits to Named Executive Officers and Others

If the 2006 Plan is approved by the Shareholders, future awards of equity interests to employees will be made under the Plan. All employees of the Company who are selected to participate in the Company’s equity compensation programs, including executive officers, will receive the potential benefit of grants and awards under the Plan.

Although the amount of future awards is not determinable, the following table sets forth information regarding the awards which would have been received by or allocated to the “Named Executive Officers” of the Company, individually and in groups, for the last fiscal year had the 2006 Plan been in effect, based upon the actual awards of Options and PSRs granted to them in September, contingent upon the approval of the 2006 Plan by the Shareholders. Option grants were made under the 1989 Plan, but are included herein since the number of Option grants has been reduced to reflect the complementary PSRs contingently granted. No awards of Options or PSRs were granted to either of Messrs. Alexander or Mahoney, as they were no longer with the Company at the time of the September awards.

Family Dollar Stores, Inc. 2006 Incentive Plan Benefits

	Number of
	PSR Target Awards (2)
Name and Position (1)	1-Year	3-Year	Number of Options(3)

Howard R. Levine	12,500	37,500	150,000
Chairman of the Board
& Chief Executive Officer

R. James Kelly	8,000	24,000	95,000
Vice Chairman, Chief
Financial & Administrative
Officer

Charles S. Gibson, Jr.	2,500	7,500	35,000
Executive Vice President-
Logistics

Janet G. Kelley	1,334	4,000	22,000
Senior Vice President-
General Counsel and
Secretary

Irving Neger	1,334	4,000	17,000
Former Senior Vice President-
Merchandising (4)

Current Executive Officers	30,519	91,550	372,000

Non-Executive Director Group	0	0	0

Non-Executive Officer	12,303	36,875	159,500
Employees (26 persons)

(1)     The Company’s non-management directors are currently not granted awards under the Plan. See “Compensation of Directors.”

(2)     The amounts set forth in the table assume that the PSRs are awarded at the “target” level. The actual dollar value of the PSRs ultimately will be dependent on the actual number of shares of Common Stock issued (based on performance during the applicable period as described under “2006 Compensation Awards,” above) and the fair market value of the Common Stock on the date of such issuance. As of November 1, 2005, the closing price of the Company’s Common Stock was $21.88 per share.

(3)     The actual value of Options will be dependent upon the fair market value of the Company’s Common Stock at the date of the exercise of the Options. The Options set forth in the table have an exercise price of $19.75 per share, which was the fair market value of the Company’s Common Stock on the grant date.

(4)     Mr. Neger’s stock option awards have been cancelled, effective upon his termination of employment with the Company. If the Shareholders approve the 2006 Plan, Mr. Neger will receive a pro-rata award of the PSRs.

Shareholder Approval

The affirmative vote of a majority of the Common Stock present or represented and entitled to vote at the Annual Meeting is required for approval of the 2006 Plan. If the 2006 Plan is not approved by the Shareholders, the Company expects to grant additional stock options to participating employees in replacement of the contingent awards of PSRs (which will be void) and, in the future, to grant stock options under the 1989 Plan and to award annual cash bonus opportunities under the Incentive Profit Sharing Plan.

Recommendation of the Board of Directors

The Board of Directors recommends that the Shareholders vote FOR the adoption of the 2006 Plan.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants to audit and report on the consolidated financial statements of the Company and its subsidiaries for fiscal 2006, and to perform such other appropriate accounting and related services as may be required by the Audit Committee. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote in respect thereto is required to ratify the selection of PwC for the purposes set forth above. The Audit Committee and the Board of Directors recommend that the Shareholders vote FOR ratification of the appointment of PwC. If the Shareholders do not ratify the appointment of PwC, the appointment of the independent registered public accountants will be reconsidered by the Audit Committee. PwC served as the Company’s independent registered public accountants for the fiscal year ended August 31, 1991, and for each subsequent fiscal year. Representatives of PwC are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Independent Registered Public Accounting Firm’s Fees and Services

The following sets forth fees billed for the audit and other services provided by PwC for fiscal 2005 and 2004:

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees
Audit Fees (1)	$602,686	$186,100
Audit-Related Fees (2)	$70,261	$39,850
Tax Fees	0	0
All Other Fees	0	0
Total	$672,947	$225,950

(1)     Includes fees for audits of annual financial statements and reviews of the related quarterly financial statements and, in fiscal 2005, review of the Company’s internal controls.

(2)     Includes fees for audit related work in connection with employee benefit plans of the Company, review of an SEC comment letter received by the Company in the ordinary course of business and consultation related to the Company’s restatement of prior years’ financial statements as reported on Forms 10-K/A and 10-Q/A, filed with the SEC on April 15, 2005.

All services rendered by PwC are permissible under applicable laws and regulations, and all such services were pre-approved by the Audit Committee. The Audit Committee Charter requires that the Committee pre-approve the services to be provided by PwC and the Audit Committee has not delegated that approval authority.

Recommendation of the Board of Directors

The Board of Directors recommends that the Shareholders vote FOR the ratification of the appointment of PwC as the Company’s independent registered public accountants for fiscal 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of the Company’s Common Stock (collectively, “Reporting Persons”) to file with the SEC and NYSE initial reports of ownership and reports of changes in ownership of the Common Stock, and to furnish the Company with copies of such reports. To the Company’s knowledge, which is based solely on a review of the copies of such reports furnished to the Company and written representations from Reporting Persons that no other reports were required, all Reporting Persons complied with all applicable filing requirements during fiscal 2005, except that Mrs. Sharon Allred Decker inadvertently failed to timely file a Form 4 report with respect to the sale of a de minimis number of shares sold by her broker without her knowledge in order to meet margin requirements.

SHAREHOLDER PROPOSALS

Proposals of Shareholders intended to be presented at the next Annual Meeting of Shareholders in January 2007 (the “2007 Annual Meeting”), and to be included in the Proxy Statement and form of proxy pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Act”), must be received by the Company on or before August 3, 2006. If the Company receives notice of any Shareholder proposal after October 16, 2006, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) under the Act, and the persons named in the proxies solicited by the Board of Directors of the Company for the 2007 Annual Meeting may exercise discretionary voting power with respect to such proposal. Additionally, the Company’s Bylaws require that any Shareholder who intends to make a nomination or bring any other matter before the 2007 Annual Meeting must deliver notice of such intent to the Company not later than October 21, 2006, nor earlier than September 21, 2006. Any such proposals or notices should be in writing and should be sent by certified mail, return receipt requested, to the Secretary, Family Dollar Stores, Inc., P.O. Box 1017, Charlotte, North Carolina 28201-1017. Submitting a Shareholder proposal does not guarantee that the Company will include such proposal in its next proxy statement. The Board reviews all Shareholder proposals and determines whether further action is required.

OTHER MATTERS

Management knows of no other matters to be brought before the Annual Meeting.  However, if any other matters do properly come before the Annual Meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the best judgment of the person voting the proxies.  Whether or not Shareholders plan to attend the Annual Meeting, they are respectfully urged to sign, date and return the enclosed proxy which will, of course, be returned to them at the Annual Meeting if they are present and so request.

EXHIBIT I

FAMILY DOLLAR STORES, INC.

2006 INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1.                              GENERAL. The Family Dollar Stores, Inc. 2006 Incentive Plan is designed to promote the success, and enhance the value, of the Company, by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

2.1.                              DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a)           “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b)          “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Award, Dividend Equivalent Award, Other Stock-Based Award, Performance-Based Cash Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)           “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan.

(d)          “Board” means the Board of Directors of the Company.

(e)           “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee: (i) gross neglect of duty, (ii) prolonged absence from duty without the consent of the Company, (iii) intentionally

1

engaging in any activity that is in conflict with or adverse to the business, reputation or other interests of the Company, or (iv) willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant’s termination of directorship, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

(f)             “Change in Control” unless otherwise determined by the Committee in the applicable Award Certificate, a “Change in Control” shall be deemed to have occurred upon any of the following events; provided, however, that the Board shall at all times prior to the occurrence of any particular event described in this Section 2.1(f) have the authority to decide, in its sole discretion, that such event shall be deemed not to constitute a “Change in Control” for purposes hereof:

(i) individuals who, on the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board; provided, however, that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, further, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii) any Person becomes a “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of either (A) 40% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary of the Company, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly

2

or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be (any Reorganization, Sale or Acquisition which satisfies such criterion shall be deemed to be a “Non-Qualifying Transaction”); or

(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code and provide for an accelerated payment in connection with a Change in Control, Change in Control shall have the same meaning as set forth in any regulations, revenue procedure, revenue rulings or other pronouncements issued by the Secretary of the United States Treasury pursuant to Section 409A of the Code, applicable to such plans.

(g)          “Code” means the Internal Revenue Code of 1986, as amended from time to time, and includes a reference to the underlying final regulations.

(h)          “Committee” means the committee of the Board described in Article 4.

(i)              “Company” means Family Dollar Stores, Inc., a Delaware corporation, or any successor corporation.

(j)              “Covered Employee” means a “covered employee” as defined in Code Section 162(m)(3).

(k)           “Deferred Stock Unit” means a right granted to a Participant under Article 11.

(l)              “Director” means any individual who is a member of the Board.

(m)        “Disability” or “Disabled” has the same meaning as provided in any long-term disability plan or policy maintained by the Company or if applicable, most recently maintained, by the Company or if applicable, an Affiliate (whether or not the Participant actually participates or receives disability benefits under such plan or policy); provided, however, that in no event shall a Participant be deemed Disabled for purposes of the Plan within the six-month period beginning on the date the Participant commences employment with the Company or an Affiliate. If the determination of Disability relates to an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, Disability means “permanent and total disability” as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates. Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code and provide for an accelerated payment in connection with any Disability, Disability shall have the same meaning as set forth in any regulations, revenue procedure, revenue rulings or other pronouncements issued by the Secretary of the United States Treasury pursuant to Section 409A of the Code, applicable to such plans.

(n)          “Dividend Equivalent” means a right granted to a Participant under Article 12.

3

(o)          “Effective Date” has the meaning assigned such term in Section 3.1.

(p)          “Eligible Individual” means an employee, officer, consultant or director of the Company or any Affiliate.

(q)          “Exchange” means the New York Stock Exchange or any other national securities exchange on which the Stock may from time to time be listed or traded.

(r)             “Fair Market Value”, on any date, means (i) if the Stock is listed on the New York Stock Exchange or another national securities exchange or is traded over the Nasdaq National Market, the average of the highest price and lowest price at which the Stock is sold regular way on such exchange or over such system on such date or, in the absence of reported sales on such date, on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on any securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined in compliance with Sections 162(m) and 409A of the Code, to the extent applicable, or by such other method as the Committee determines in good faith to be reasonable.

(s)           “Good Reason” has the meaning assigned such term in the employment, severance or similar agreement, if any, between a Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Good Reason” shall mean any of the following acts by the Company or an Affiliate, without the consent of the Participant (in each case, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or the Affiliate promptly after receipt of notice thereof given by the Participant): (i) a reduction by the Company or an Affiliate in the Participant’s base salary, (ii) a material reduction in the Participant’s position, duties and responsibilities, assignment to duties inconsistent with such position or material adverse change in reporting relationships, (iii) with respect to a Participant who is stationed at the Company’s headquarters in Charlotte, North Carolina, or in Matthews, North Carolina, the Company or an Affiliate requiring the Participant, without his or her consent, to be based at any office or location more than 35 miles from the location at which the Participant was stationed immediately prior to a Change in Control, or (iv) the continuing material breach by the Company or an Affiliate of any employment agreement between the Participant and the Company or an Affiliate after the expiration of any applicable period for cure.

(t)             “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process.

(u)          “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(v)          “Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the 1934 Act, all as defined under Section 16 of the 1934 Act and the rules thereunder.

(w)        “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

4

(x)            “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(y)          “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(z)            “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(aa)     “Participant” means an Eligible Individual who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 15.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law.

(bb)   “Performance Award” means Performance Shares, Performance Units or Performance-Based Cash Awards granted pursuant to Article 9.

(cc)     “Performance-Based Cash Award” means a right granted to a Participant under Article 9 to a cash award to be paid upon achievement of such performance goals as the Committee establishes with regard to such Award.

(dd)   “Performance Share” means any right granted to a Participant under Article 9 to a share to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

(ee)     “Performance Unit” means a right granted to a Participant under Article 9 to a unit valued by reference to a designated amount of cash or property other than Shares, to be paid to the Participant in cash or in kind upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.

(ff)         “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(gg)   “Plan” means this Family Dollar Stores, Inc. 2006 Incentive Plan, as amended or supplemented from time to time.

(hh)   “Qualified Performance-Based Award” means, with respect to a Covered Employee, an Award granted to an officer of the Company that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 14.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

(ii)           “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 14.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

5

(jj)           “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(kk)     “Restricted Stock Unit Award” means the right granted to a Participant under Article 10 to receive Shares (or the equivalent value in cash or other property) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(ll)           “Retirement” means a Participant’s voluntary termination of employment or consultancy at or after having attained age sixty (60) with at least ten (10) years of service with the Company or an Affiliate, or such earlier retirement date as may be approved by the Committee with regard to such Participant. With respect to a Participant’s termination of service as a Director, Retirement means the failure to stand for reelection or other retirement as a Director after a Participant has attained age sixty-five (65) or such earlier retirement date as may be approved by the Committee with regard to such Participant.

(mm) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(nn)   “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 16.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 16.1.

(oo)   “Stock” means the $0.10 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 16.

(pp)   “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(qq)   “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(rr)         “1933 Act” means the Securities Act of 1933, as amended from time to time.

(ss)     “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1.                              EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the stockholders of the Company (the “Effective Date”). Upon the Effective Date, no further grants shall be made under the Company’s 1989 Non-Qualified Stock Option Plan. No further grants may be made under this Plan after the 10th anniversary of the Effective Date.

6

ARTICLE 4

ADMINISTRATION

4.1.                              COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (consisting of at least two members) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Unless otherwise designated by the Board, the Compensation Committee of the Board shall serve as the Committee administering the Plan; provided, however, that (i) with respect to Awards to any Insiders, the Committee shall consist of all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the 1934 Act, and (ii) with respect to Awards intended to constitute Qualified Performance-Based Awards, the Committee shall consist of all of the members of the Compensation Committee who are “outside directors” within the meaning of Section 162(m) of the Code. For purposes of this Plan, Committee may also mean any individual or committee of individuals (who need not be Directors) that the Compensation Committee may appoint from time to time to administer the Plan with respect to Awards to Eligible Individuals who are not Insiders or Covered Employees, in accordance with and subject to the requirements of Section 4.3. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2.                              ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3.                              AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) Determine the terms and conditions (not inconsistent with the terms of this Plan) of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the

7

exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(h) Decide all other matters that must be determined in connection with an Award;

(i) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(k) Amend the Plan or any Award Certificate as provided herein;

(l) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan; and

(m) Appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

Notwithstanding the above, to the extent permitted by applicable law, the Committee may delegate its authority as identified herein to any individual or committee of individuals (who need not be Directors), including without limitation the authority to make Awards to Eligible Individuals who are not Insiders or Covered Employees. To the extent that the Committee delegates its authority to make Awards as provided by this Section 4.3, all references in the Plan to the Committee’s authority to make Awards and determinations with respect thereto shall be deemed to include the Committee’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Committee.

4.4.                              AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1.                              NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and 16.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be (i) Twelve Million (12,000,000) Shares, plus (ii) any Shares covered by an award made under the Company’s 1989 Non-Qualified Stock Option Plan prior to the Effective Date that is canceled, terminates, expires, forfeits or lapses for any reason after the Effective Date.

8

5.2.                              SHARE COUNTING.

(a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares from such Award will again be available for issuance pursuant to Awards granted under the Plan.

(b) Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.

(c) Substitute Awards granted pursuant to Section 15.11 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

5.3.                              SOURCE OF SHARES. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market, all as determined by the Chief Financial Officer of the Company (or the Chief Financial Officer’s designee) from time to time, unless otherwise determined by the Committee.

5.4.                              LIMITATIONS ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 16.1):

(a) The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 1,000,000.

(b) The maximum number of Shares with respect to one or more Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or other Stock-Based Awards that may be granted during any one calendar year under the Plan to any one Participant shall be 500,000.

(c) The aggregate dollar value of any Performance-Based Cash Award or other cash-based award that may be paid to any one Participant during any one calendar year under the Plan shall be $1,000,000.

ARTICLE 6

ELIGIBILITY

6.1                                 GENERAL. Awards may be granted only to Eligible Individuals, except as limited for Incentive Stock Options under Section 7.2(g).

ARTICLE 7

STOCK OPTIONS

7.1.                              GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee; provided, however, that the exercise price of an Option (other than an Option issued as a substitute Award pursuant to Section 15.11) shall not be less than the Fair Market Value as of the Grant Date.

9

(b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(c) PAYMENT. Options shall be exercised by the delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

The Option price due upon exercise of any Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option price unless such Shares had been acquired by the Participant on the open market), or (iii) by a combination of (i) and (ii).

As soon as practicable after notification of exercise and full payment, the Company shall deliver the Shares to the Participant in an appropriate amount based upon the number of Shares purchased under the Option(s).

Notwithstanding the foregoing, the Committee also may allow (A) cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or (B) exercises by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

(d) EXERCISE TERM. In no event may any Option be exercisable for more than ten years from the Grant Date.

7.2.                              INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a) EXERCISE PRICE. The exercise price of an Incentive Stock Option shall not be less than the Fair Market Value as of the Grant Date.

(b) LAPSE OF OPTION. Subject to any earlier termination provision contained in the Award Certificate, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(1) The expiration date set forth in the Award Certificate.

(2) The tenth anniversary of the Grant Date.

10

(3) Three months after termination of the Participant’s employment with the Company and its Affiliates for any reason other than the Participant’s Disability or death.

(4) One year after termination of the Participant’s employment with the Company and its Affiliates by reason of the Participant’s Disability.

(5) One year after the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 15, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 15.5.

(c) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options (under all plans maintained by the Company) are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

(d) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, in accordance with Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

(e) EXPIRATION OF AUTHORITY TO GRANT INCENTIVE STOCK OPTIONS. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date of the Plan, or the termination of the Plan, if earlier.

(f) RIGHT TO EXERCISE. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(g) ELIGIBLE GRANTEES. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or a Parent or Subsidiary.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1.                              GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted, has the right, to receive upon exercise, at the Committee’s election, either a payment in cash or Shares, equal to the excess, if any, of:

11

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The base value of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date (other than an SAR issued as a substitute Award pursuant to Section 15.11 or unless the SAR is granted in tandem with an Option after the Grant Date of the Option, in which case, to the extent permitted under Section 409A of the Code and the regulations promulgated thereunder, the base price of the SAR may equal the exercise price of the related Option even if less than the Fair Market Value of one Share on the Grant Date of the SAR).

(b) OTHER TERMS. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee. With respect to a Stock Appreciation Right, the number of shares to be counted against the share pool in Section 5.1 above shall be the number of net shares with respect to which the award is granted.

ARTICLE 9

PERFORMANCE AWARDS

9.1.                              GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant Performance Shares, Performance Units or Performance-Based Cash Awards to Participants on such terms and conditions as may be selected by the Committee.

9.2.                              PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of the Section 162(m) Exemption.

9.3.                              RIGHT TO PAYMENT. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later

12

time a specified dollar value, which may be settled in cash or other property, including Shares, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance-Based Cash Award to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the value of the Performance Awards that will be paid to the Participant.

9.4.                              OTHER TERMS. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Performance Awards shall be determined by the Committee. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination by the Committee of the amount of the payment under the Award, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

ARTICLE 10

RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

10.1.                        GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock or Restricted Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee, subject to Section 5.4.

10.2.                        ISSUANCE AND RESTRICTIONS. Restricted Stock or Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock or dividend equivalents on the Restricted Stock Units) covering a period of time specified by the Committee (the “Restriction Period”). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units.

10.3.                        FORFEITURE. Except as provided in an Award Certificate or otherwise determined by the Committee at the time of the grant of the Award or thereafter, immediately after termination of the Participant’s employment or other service relationship with the Company and its Affiliates during the applicable Restriction Period or upon failure to satisfy a performance goal during the applicable Restriction Period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

10.4.                        DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

13

ARTICLE 11

DEFERRED STOCK UNITS

11.1.                        GRANT OF DEFERRED STOCK UNITS. The Committee is authorized to grant Deferred Stock Units to Participants subject to such terms and conditions as may be selected by the Committee. Deferred Stock Units shall entitle the Participant to receive Shares of Stock (or the equivalent value in cash or other property if so determined by the Committee) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

ARTICLE 12

DIVIDEND AND INTEREST EQUIVALENTS

12.1.                        GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal in value to the cash dividends that would have been paid with respect to all or a portion of the number of Shares subject to any Award, if such Shares had been outstanding, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares or units equivalent to Shares, or otherwise reinvested.

12.2                           GRANT OF INTEREST EQUIVALENTS. The Committee is authorized to grant Interest Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Interest Equivalents shall entitle the Participant to receive payments equal to a stated rate of return on the value of an outstanding Award, as determined by the Committee. The Committee may provide that Interest Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares or units equivalent to Shares, or otherwise reinvested.

ARTICLE 13

STOCK OR OTHER STOCK-BASED AWARDS

13.1.                        GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares or other property, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Affiliates (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Other Stock-Based Awards.

ARTICLE 14

QUALIFIED PERFORMANCE-BASED AWARDS

14.1.                        OPTIONS AND STOCK APPRECIATION RIGHTS. The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption.

14

14.2.                        OTHER AWARDS. When granting an Award other than an Option or a Stock Appreciation Right, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department, function or combination thereof within the Company or an Affiliate:

— Revenue
— Sales
— Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corp rate profit measures)
— Earnings on a pre-tax or post-tax basis (EBIT, EBITDA, earnings per share, earnings growth or other corporate earnings measures)
— Net income (before or after taxes, operating income or other income measures)
— Cash (cash flow, cash generation or other cash measures)
— Stock price or performance
— Total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price or other measures of return)
— Financial return measures (including, but not limited to, dividends, return on assets, capital, equity, or sales, and cash flow return on assets, capital, equity, or sales);
— Market share measures
— Improvements in capital structure
— Expenses (operating expense, expense management, expense ratio, expense efficiency ratios or other expense measures)
— Business expansion or consolidation (acquisitions and divestitures)
— Internal rate of return or increase in net present value
— Working capital targets relating to inventory and/or accounts receivable
— Planning accuracy (as measured by comparing planned results to actual results)
— Productivity improvement
— Inventory measures (turns, reduction, shrink)
— Customer relations (count, frequency, size of basket, attitude)
— Compliance goals (employee turnover, social goals, diversity goals, safety programs, regulatory or legal compliance)
— Goals relating to business expansion, acquisitions and divestitures.

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to an established or specially-created performance index of Company competitors or peers. Any member of a specially-created performance index that undergoes a corporate event or transaction of a kind described in Article 16 or that files a petition for bankruptcy during a measurement period shall be disregarded from and after such event, unless the Committee determines not to disregard such entity or to make some other adjustment to measuring the performance index and the effect of such Committee determination is to reduce the amount payable under any affected Qualified Performance-Based Award. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Notwithstanding anything herein to the contrary, the Committee may

15

exercise, with respect to such Qualified Business Criteria and related performance goals, such negative discretion as is permitted under applicable law for purposes of the Section 162(m) Exemption.

14.3.                        PERFORMANCE GOALS. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, or upon a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period. In addition, the Committee may reserve the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

14.4.                        INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA. The Committee may determine prospectively, at the time that goals under this Article 14 are established, whether or not to adjust any such goals during or after the fiscal year period to take into consideration and/or mitigate the unbudgeted impact of unusual or non-recurring gains and losses, accounting changes, acquisitions, dispositions, divestitures, and/or “extraordinary items” within the meaning of generally accepted accounting principles (“non-recurring items”), or if such non-recurring items were not foreseen or were not quantifiable at the time such goals were established, upon the occurrence of such non-recurring items, including any of the following that occur during a fiscal year period: (a) asset write-downs or impairment charges; (b) litigation or claim costs, judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) restatements occurring as a result of errors that arise from events other than fraud or failures in performance; (e) accruals for reorganization and restructuring programs; (f) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.

14.5.                        CERTIFICATION OF PERFORMANCE GOALS. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 14.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 14.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

ARTICLE 15

PROVISIONS APPLICABLE TO AWARDS

15.1.                        STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, any other Award granted under the

16

Plan. Subject to Section 17.2, Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

15.2.                        TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Option or a Stock Appreciation Right exceed a period of ten years from its Grant Date (or, if Section 7.2(d) applies, five years from its Grant Date).

15.3.                        FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law (including, but not limited Section 409A of the Code and the regulations promulgated thereunder) or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

15.4.                        LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards. Any purported transfer in violation of this Section 15.4 shall be null and void.

15.5.                        BENEFICIARIES. Notwithstanding Section 15.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s surviving spouse or, in the absence of a surviving spouse, to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Company.

15.6.                        STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

15.7.                        EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 15.7 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award.

(a) Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in

17

Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable and shall remain exercisable for their full term, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon the greater of: (A) an assumed achievement of all relevant performance goals at the “target” level, or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control, and, in either such case, there shall be a prorata payout to Participants within thirty (30) days following the Change in Control based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b) Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control, unless the Award Certificate expressly provides otherwise: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable and shall remain exercisable for their full term, (ii) all time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under all of that Participant’s outstanding performance-based Awards shall be deemed to have been fully earned as of the date of termination based upon the great of: (A) an assumed achievement of all relevant performance goals at the “target” level, or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control, and, in either such case, there shall be a prorata payout to such Participant within thirty (30) days following the date of termination of employment based upon the length of time within the performance period that has elapsed prior to the date of termination of employment. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Nonstatutory Stock Options.

(c) For purposes of Section 15.7 (a) and (b), “target” shall mean the amount of the performance-based Award initially granted to a Participant as a “target” amount to be awarded subject to adjustment pursuant to the terms and conditions of the Award.

15.8.                        DISCRETIONARY ACCELERATION. Regardless of whether an event has occurred as described in Section 15.7 above, and subject to Article 14 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant, or the occurrence of a Change in Control, all or a portion of such Participant’s Options, SARs and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 15.8.

18

15.9.                        TERMINATION OF EMPLOYMENT. The Committee shall be entitled to make such rules, regulations, and determinations as it deems appropriate under this Plan in respect of any leave of absence taken by an employee or any other change in employment status, such as a change from full time employment to a consulting relationship, of an employee relative to an Award. Without limiting the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence or other change in employment status, including the receipt of continuing payments provided pursuant to a written severance or employment agreement, shall constitute a termination of employment within the meaning of this Plan and (ii) the impact, if any, of any such leave of absence or other change in employment status on Awards under this Plan made to any employee who takes such leave of absence or otherwise changes his or her employment status. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to cease to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

15.10.                  FORFEITURE EVENTS. The Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. Such events may include, but are not limited to, termination of employment for Cause, violation of material Company or Affiliate policies, breach of non-competition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.

15.11.                  SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 16

CHANGES IN CAPITAL STRUCTURE

16.1.                        GENERAL. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. In addition, upon the occurrence or in anticipation of such an event, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and

19

may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefore. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 17

AMENDMENT, MODIFICATION AND TERMINATION

17.1.                        AMENDMENT, MODIFICATION AND TERMINATION.

(a) The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

(b) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise price or base value of such Award).

(c) Notwithstanding the foregoing, the Company reserves the right to amend the Plan or any Award granted under the Plan, by action of the Board or the Committee, without the consent of any affected Participant, to the extent deemed necessary or appropriate for purposes of maintaining compliance with Section 409A of the Code and the regulations promulgated thereunder.

17.2.                        AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated

20

as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) The original term of an Option may not be extended without the prior approval of the stockholders of the Company; and

(c) Except as otherwise provided in Article 16, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company.

ARTICLE 18

GENERAL PROVISIONS

18.1.                        NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Individual shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Individuals uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Individuals who receive, or are eligible to receive, Awards (whether or not such Eligible Individuals are similarly situated).

18.2.                        NO STOCKHOLDER RIGHTS. No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such Participant in connection with the Award.

18.3.                        WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan or an Award. If Shares are permitted to be surrendered to the Company to satisfy tax obligations in excess of the minimum tax withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid the recognition of an expense under generally accepted accounting principles. The Company shall have the authority to require a Participant to remit cash to the Company in lieu of the surrender of Shares for tax withholding obligations if the surrender of Shares in satisfaction of such withholding obligations would result in the Company’s recognition of expense under generally accepted accounting principles. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes.

18.4.                        NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

18.5.                        UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. This Plan is not intended to be subject to ERISA.

21

18.6.                        RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless specifically provided otherwise in such other plan.

18.7.                        TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

18.8.                        GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

18.9.                        FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

18.10.                  GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

18.11.                  GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

18.12.                  ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

22

18.13.                  NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

18.14.                  INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

18.15.                  FOREIGN PARTICIPANTS. In order to facilitate the granting of Awards to Eligible Individuals who are foreign nationals or who are employed outside of the United States of America, the Committee may provide for such special terms and conditions, including without limitation substitutes for Awards, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve any supplements to, or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for the purposes of this Section 18.16 without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the spirit of this Plan, as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.

18.16.                  NOTICE. Except as otherwise provided in this Plan, any notice which either the Company or a Participant may be required or permitted to give shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as the Company may notify Participants from time to time; and to the Participant at the Participant’s electronic mail or postal address as shown on the records of the Company from time to time, or at such other electronic mail or postal address as the Participant, by notice to the Company, may designate in writing from time to time.

18.17.                  INUREMENT OF RIGHTS AND OBLIGATIONS. The rights and obligations under this Plan and any related documents shall inure to the benefit of, and shall be binding upon, the Company, its successors and assigns, and the Participants and their beneficiaries.

23

18.18.                  COSTS AND EXPENSES. Except as otherwise provided herein, the costs and expenses of administering this Plan shall be borne by the Company, and shall not be charged to any Award or to any Participant receiving an Award. Costs and expenses associated with the redemption or exercise of any Award under this Plan, including, but not limited to, commissions charged by any agent of the Company, may be charged to the Participant.

18.19.                  COMPLIANCE WITH CODE SECTION 409A. The Plan is intended to comply with Code Section 409A. Notwithstanding any provision of the Plan to the contrary, the Plan shall be interpreted, operated and administered consistent with this intent.

18.20.                  ARBITRATION. All claims, disputes and controversies arising out of or in any way related to this Plan or any Award hereunder, including any claim, dispute or controversy relating to the validity or enforceability of this Plan or any Award, shall be resolved by binding arbitration administered by the American Arbitration Association pursuant to the Commercial Arbitration Rules of the American Arbitration Association in effect as of the time that the dispute, claim or controversy is submitted for resolution. Arbitration hearings shall be held in Charlotte, North Carolina, and judgment upon any award may be entered by any court having jurisdiction. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless otherwise required by law or directed by the arbitrator in his or her award. Each party shall be responsible for paying its or his own attorneys’ fees unless the arbitrator orders otherwise in compliance with governing law. All aspects of the arbitration process, including the demand for arbitration, the hearing, and the record of the proceeding, are confidential and shall not be open to or disclosed to any third party or the public, unless required by law, including judicial or administrative process, or in connection with a regulatory inquiry, investigation or proceeding.

24

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand
P.O. BOX 1017	when you access the web site and follow the instructions to obtain
CHARLOTTE, NC 28201	your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Family Dollar
Stores, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports
electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the
Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date.
Have your proxy card in hand when you call and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Family Dollar Stores, Inc.,
c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

	PAGE	1	OF	2
	☒
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	FMLYD1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FAMILY DOLLAR STORES, INC.

Vote on Directors

1.	ELECTION OF DIRECTORS	For	Withhold	For All	(INSTRUCTION: To withhold
All	All	Except	authority to vote for any
Nominees:	individual nominee, mark “For
01) Mark R. Bernstein	05) Howard R. Levine	All Except” and print that
02) Sharon Allied Decker	06) George R. Mahoney, Jr.	nominee’s name below.)
03) Edward C. Dolby	07) James G. Martin
04) Glenn A. Eisenberg	☐	☐	☐

Vote on Proposals	For	Against	Abstain

2.	Approval of Family Dollar Stores, Inc. 2006 Incentive Plan:	☐	☐	☐

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accountants:	☐	☐	☐

4.	In their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

This Proxy is revocable, and the undersigned retains the right to attend this meeting and to vote his or her stock in person.
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

(Please sign exactly as your name appears at right. If there is more than one owner, each should sign. When signing as a fiduciary or representative, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.)

Yes	No
HOUSEHOLDING ELECTION - Please indicate if you
consent to receive certain future investor communications
in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

HOUSEHOLDING - The Securities and Exchange Commission has enacted a rule that allows multiple investors residing at the same address the convenience of receiving a single copy of annual reports, proxy statements, prospectuses and other disclosure documents if they consent to do so. We will allow Householding only upon certain conditions. Some of those conditions are:

• You agree to or do not object to the Householding of your materials,
• You have the same last name and exact address as another investor(s)

The HOUSEHOLDING ELECTION which appears on the attached proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you consent to participate in Householding. By marking “No” you withhold your consent to participate. If you do nothing you will be deemed to have given your consent to participate, and Householding will start 60 days after the mailing of this notice. Your consent to Householding will be perpetual unless you withhold or revoke it. You may revoke your consent at any time by contacting ADP-ICS, either by calling toll-free at (800) 542-1061, or by writing to ADP-ICS, Householding Department, 51 Mercedes Way, Edgewood,
New York, 11717. We will remove you from the Householding program within 30 days of receipt of your response, following which you will receive an individual copy of all disclosure documents.

PROXY

FAMILY DOLLAR STORES, INC.

Proxy for Annual Meeting of Shareholders on January 19, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Howard R. Levine and R. James Kelly, or either one of them, with full power of substitution, proxies of the undersigned to the Annual Meeting of Shareholders of Family Dollar Stores, Inc. to be held at 2:00 p.m. on Thursday, January 19, 2006, at the office of the Company at 10401 Monroe Road, Matthews, North Carolina, or at any adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matter which may properly be acted upon at this meeting, and specifically as indicated on the reverse side.

This Proxy, if received and correctly signed, will be voted in accordance with the choices specified. If a choice is not specified, this Proxy will be voted in favor of the election of the Directors named, for the approval of Family Dollar Stores, Inc. 2006 Incentive Plan and for the ratification of the appointment of the Independent Registered Public Accountants.

(Please Sign on Reverse Side)

PLEASE SIGN AND RETURN PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED.